Exhibit 12.1

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mustafa Veziroglu, Chief Executive Officer, certify that:

1. I have reviewed this annual report on Form 20-F/A of Mynaric AG.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 11, 2024

By: /s/ Mustafa Veziroglu

Mustafa Veziroglu
Chief Executive Officer